November 5, 2012

Supplement

SUPPLEMENT DATED NOVEMBER 5, 2012 TO THE STATEMENT OF ADDITIONAL INFORMATION OF

Morgan Stanley European Equity Fund Inc., dated February 29, 2012
Morgan Stanley Global Fixed Income Opportunities Fund, dated March 1, 2012
Morgan Stanley Focus Growth Fund, dated April 30, 2012
Morgan Stanley Global Infrastructure Fund, dated April 30, 2012
Morgan Stanley Mortgage Securities Trust, dated February 29, 2012
Morgan Stanley Multi Cap Growth Trust, dated March 30, 2012
Morgan Stanley U.S. Government Securities Trust, dated April 30, 2012
(collectively, the "Funds")

The section of each Fund's Statement of Additional Information entitled "V. Investment Advisory and Other Services—J. Revenue Sharing" is hereby deleted and replaced with the following:

The Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley Smith Barney, Citigroup Global Markets Inc. ("CGM") and certain unaffiliated brokers, dealers or other financial intermediaries, including recordkeepers and administrators of various deferred compensation plans ("Intermediaries") in connection with the sale, distribution, marketing and retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Intermediaries, for among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by an Intermediary, granting the Distributor access to the Intermediary's financial advisors and consultants, providing assistance in the ongoing education and training of an Intermediary's financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), a Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor. The amount of these payments may be different for different Intermediaries.

With respect to Morgan Stanley Smith Barney and CGM, these payments currently include the following amounts which are paid in accordance with the applicable compensation structure:

(1)  On $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley Smith Barney and CGM receive a gross sales credit of up to 1.00% of the amount sold.*

(2)  On Class A, Class B and Class C shares of the Fund held in brokerage accounts where Morgan Stanley Smith Barney or CGM is designated by purchasers as broker-dealer of record, an ongoing annual fee in an amount up to 0.16% of the total average quarterly net asset value of such shares.

(3)  On Class I shares of the Fund held in brokerage accounts where Morgan Stanley Smith Barney is designated by purchasers as broker dealer of record, an ongoing annual fee in an amount up to 35% of the advisory fee the Adviser receives based on the average daily net assets of such shares.

There is a chargeback of 100% of the gross sales credit amount paid if the Class I shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

(4)  On Class A and Class I shares of the Fund held in taxable accounts through any fee-based advisory program offered by Morgan Stanley Smith Barney and CGM, an ongoing annual fee in an amount up to 0.08% of the total average monthly net asset value of such shares.

(5)  On any shares of the Fund held in an account through certain 401(k) platforms in Morgan Stanley Smith Barney's Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the total average monthly net asset value of such shares.

With respect to other Intermediaries, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure for each Intermediary:

(1)  On $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*

(2)  On Class A, Class B and Class C shares of the Fund held in Intermediary accounts other than those held through Intermediary 401(k) platforms, an ongoing annual fee in an amount up to 0.13% of the total average monthly net asset value of such shares.

(3)  On Class I shares of the Fund, held in Intermediary accounts other than those held through Intermediary 401(k) platforms:

•  a gross sales credit of 0.25% of the amount sold; and

•  an ongoing annual fee in an amount up to 0.13% of the total average monthly net asset value of such shares.

  There is a chargeback of 100% of the gross sales credit amount paid if the Class I shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley Smith Barney, CGM or other Intermediaries may provide such Intermediaries, and/or their financial advisors or other sales persons, with an incentive to favor sales of shares of the Fund over other investment options with respect to which an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosure provided by Intermediaries as to their compensation.

* Commissions or transaction fees paid when Morgan Stanley Smith Barney, CGM or other Intermediaries initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.